                                                                   EXHIBIT 10.17

[GRAPHIC OMITTED]      SILICON VALLEY BANK
                           AMENDMENT TO LOAN AGREEMENT
BORROWERS:     EMULEX CORPORATION
                      3535 HARBOR BOULEVARD
                      COSTA MESA, CALIFORNIA  92626

                      INTERCONNECTIONS, INC.
                      18606 BOTHELL WAY, N.E.
                      BOTHELL, WASHINGTON  98011-1929

                      EMULEX EUROPE LIMITED
                      MULBERRY BUSINESS PARK, FISHPONDS ROAD
                      WOKINGHAM, BERKSHIRE
                      UNITED KINGDOM  RG11 2QY

DATED:         SEPTEMBER 18, 1997

        THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrowers named above (jointly and severally referred to as the "Borrower").

        The Parties hereby agree to amend the Amended and Restated Loan and Security Agreement between them, dated September 18, 1996 (as amended or modified from time to time, the "Loan Agreement"), as follows, effective as of the date hereof.

         1. REVISED SECTION 1.1. Section 1.1 of the Loan Agreement is hereby amended to read as follows:

         "1.1 LOANS. * Silicon will make loans to the Borrower (the "Loans") in amounts up to the amount (the "Credit Limit") shown on the Schedule to this Agreement (the "Schedule"), provided no Event of Default and no event which, with notice or passage of time or both, would constitute an Event of Default has occurred. The Borrower is responsible for monitoring the total amount of Loans and other Obligations outstanding from time to time, and Borrower shall not permit the same, at any time, to exceed the Credit Limit. If at any time the total of all outstanding Loans and all other Obligations exceeds the Credit Limit, the Borrower shall immediately pay the amount of the excess to Silicon, without notice or demand.

         * SUBJECT TO THE TERMS AND CONDITIONS HEREOF, "

         2. REVISED CREDIT LIMIT. The section of the Schedule to Loan Agreement entitled "Credit Limit (Section 1.1)" that now reads as follows:

         "An amount not to exceed * the lesser of: (i) $7,000,000 at any one time outstanding; OR (ii) 75% of the Net Amount of Borrower's accounts, which Silicon in its ** discretion deems eligible for borrowing, provided, however, that the minimum amount of a Loan shall be $100,000." * (ON AN AGGREGATE AND CONSOLIDATED BASIS FOR EMULEX CORPORATION, A CALIFORNIA CORPORATION ("EMULEX"), INTERCONNECTIONS, INC. AND EMULEX EUROPE LIMITED)

         ** REASONABLE",

         is hereby amended to read as follows:

         "An amount not to exceed * the lesser of: (i) $10,000,000 at any one time outstanding; OR (ii) 75% of the Net Amount of Borrower's accounts, which Silicon in its ** discretion deems eligible for borrowing, provided, however, that the minimum amount of a Loan shall be $100,000." * (ON AN AGGREGATE AND CONSOLIDATED BASIS FOR EMULEX CORPORATION, A CALIFORNIA CORPORATION ("EMULEX"), INTERCONNECTIONS, INC. AND EMULEX EUROPE LIMITED)

         ** REASONABLE"

         3. REVISED MATURITY DATE. The Maturity Date as set forth in section 5.1 of the Schedule to Loan Agreement is hereby amended to be "SEPTEMBER 17, 1998".

         4. REVISED FINANCIAL COVENANTS. The section of the Schedule to Loan Agreement entitled "Financial Covenants (Section 4.1)" is hereby amended to read as follows:

     "FINANCIAL COVENANTS
       (Section 4.1):            Borrower shall cause Parent to comply
                                 with all of the following covenants on a consolidated basis. Compliance shall be determined as of the end of each quarter, except as otherwise specifically provided below:

    QUICK ASSET RATIO:           Parent  shall  maintain  a ratio  of  "Quick
                                 Assets" to current liabilities of not less than
                                 1.00 to 1.

    TANGIBLE NET WORTH:          Parent  shall  maintain a tangible net worth of
                                 not less than $23,000,000.

    DEBT TO TANGIBLE
    NET WORTH RATIO:             Parent  shall  maintain a ratio of total
                                 liabilities to tangible net worth of not more than 1.00 to 1.

    PROFITABILITY                During the Parent's 1998 fiscal year, the
                                 quarterly losses (after taxes) that the Parent may incur shall not exceed $1,000,000, in the aggregate, in such fiscal year, and Parent shall not incur an annual loss (after taxes) for the 1998 fiscal year.

    DEFINITIONS:                 "Current  assets," and "current  liabilities"
                                 shall have the meanings ascribed to them in accordance with generally accepted accounting principles. "Tangible net worth" means the excess of total assets over total liabilities, determined in accordance with generally accepted accounting principles, excluding however all assets which would be classified as intangible assets under generally accepted accounting principles, including without limitation goodwill, licenses, patents, trademarks, trade names, copyrights, capitalized software and organizational costs, licenses and franchises. "Quick Assets" means cash on hand or on deposit in banks, readily marketable securities issued by the United
                                 States, readily marketable commercial paper rated "A-1" by Standard & Poor's Corporation
                                 (or a similar rating by a similar rating organization), cash equivalents, certificates of deposit and banker's acceptances, and accounts receivable (net of allowance for doubtful accounts).

    DEFERRED REVENUES:           For  purposes of the above  quick  asset  ratio
                                 deferred revenues shall not be counted as current liabilities. For purposes of the above debt to tangible net worth ratio, deferred revenues shall not be counted in determining total liabilities but shall be counted in determining tangible net worth for purposes of such ratio. For all other purposes deferred revenues shall be counted as liabilities in accordance with generally accepted accounting principles.

    SUBORDINATED DEBT:           "Liabilities" for purposes of the foregoing
                                 covenants do not include indebtedness which is subordinated to the indebtedness to Silicon under a subordination agreement in form specified by Silicon or by language in the instrument evidencing the indebtedness which is acceptable to Silicon."

         5. REVISED SECTION 4.5. Section 4.5 of the Loan Agreement is hereby amended to read as follows:

         "4.5 ACCESS TO COLLATERAL, BOOKS AND RECORDS. At all reasonable times, and upon one business day notice, Silicon, or its agents, shall have the right to inspect the Collateral, and the right to audit and copy the Borrower's accounting books and records and Borrower's books and records relating to the Collateral. Silicon shall take reasonable steps to keep confidential all information obtained in any such inspection or audit, but Silicon shall have the right to disclose any such information to its auditors, regulatory agencies, and attorneys, and pursuant to any subpoena or other legal process. The foregoing audits shall be at Silicon's expense, except that the Borrower shall reimburse Silicon for its reasonable costs for annual accounts receivable audits, and Silicon may debit Borrower's deposit accounts with Silicon for the cost of such annual accounts receivable audits (in which event Silicon shall send notification thereof to the Borrower)*. Notwithstanding the foregoing, after the occurrence of an Event of Default all audits shall be at the Borrower's expense.

         * PROVIDED THAT IT IS AGREED THAT THE PER AUDIT CHARGE OF ANY SUCH AUDIT TO BE CHARGED TO THE BORROWER SHALL NOT EXCEED $2,000, PROVIDED, FURTHER, THAT SILICON AGREES TO SEND SUCH NOTIFICATION TO THE BORROWER SUBSTANTIALLY CONCURRENTLY WITH ANY SUCH DEBIT OF BORROWER'S DEPOSIT ACCOUNTS"

         6. CERTAIN BORROWER REPORTING. Paragraph 2 of the section of the Schedule to the Loan Agreement entitled "Other Covenants (Section 4.1)" is hereby amended to read as follows:

         "2. MONTHLY BORROWING BASE CERTIFICATE AND LISTING. Within 30 days after the end of each month, Borrower shall provide Silicon with a Borrowing Base Certificate in such form as Silicon shall specify, and an aged listing of Borrower's accounts receivable."


        7. FEE. Borrower shall pay to Silicon a fee in the amount of $50,000 in connection with this Amendment, which shall be in addition to all interest and all other amounts payable hereunder and which shall not be refundable.


        8. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

BORROWER:                                      SILICON:

EMULEX CORPORATION                             SILICON VALLEY BANK

BY /S/ PAUL F. FOLINO                          BY /S/ MICHAEL P. QUAIN
        PRESIDENT OR VICE PRESIDENT            TITLE: VICE PRESIDENT

BY /S/ MICHAEL J. ROCKENBACH
        SECRETARY OR ASS'T SECRETARY

BORROWER:                                      BORROWER:

INTERCONNECTIONS, INC.                         EMULEX EUROPE LIMITED

BY /S/ PAUL F. FOLINO                          BY /S/ PAUL F. FOLINO
        PRESIDENT OR VICE PRESIDENT                  PRESIDENT OR VICE PRESIDENT

BY /S/ MICHAEL J. ROCKENBACH                   BY /S/ MICHEAL J. ROCKENBACH
        SECRETARY OR ASS'T SECRETARY               SECRETARY OR ASS'T SECRETARY

                               GUARANTORS' CONSENT

The undersigned, guarantors, acknowledge that their consent to the foregoing Amendment is not required, but the undersigned nevertheless do hereby consent to the foregoing Amendment and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Continuing Guaranty executed by the undersigned in favor of Silicon, which is hereby ratified and affirmed and shall continue in full force and effect. Further, Computer Array Development, Inc. and Highspeed Communications, Inc., as prior guarantors, have been deleted as guarantors as such corporations have been dissolved.


  Guarantor Signature:   Emulex Corporation, a Delaware corporation

                          By /s/ Paul F. Folino
                          Title: President



  Guarantor Signature:   Emulex Caribe, Inc.

                          By /s/ Paul F. Folino
                          Title: President



  Guarantor  Signature:  InterConnections,  Inc., a  California  corporation
                         (formerly  known as Digital House, Ltd.)

                          By /s/ Paul F. Folino
                          Title: President



  Guarantor Signature:   Emulex Foreign Sales Corporation

                          By /s/ Paul F. Folino
                          Title: President